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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 4, 1996, except for Note 13 which is dated as of June 20, 1996, appearing on page F-2 of USCS
International, Inc.'s Registration Statement on Form S-1 for the three years ended December 31, 1995.


/s/ PRICE WATERHOUSE LLP
Price Waterhouse LLP
Sacramento, California
November 8, 1996